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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 28, 2008

SYNTEC BIOFUEL INC.
(Exact name of registrant as specified in its charter)

Washington	333-47514	91-2031335
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Suite 206, 388 Drake Street Vancouver, British Columbia, Canada	V6B 6A8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code)	(604) 681-1064

(Former name or former address if changed since last report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1	REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

No events to report.

Item 1.02	Termination of a Material Definitive Agreement.

No events to report.

Item 1.03	Bankruptcy or Receivership.

No events to report.

SECTION 2	FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets.

No events to report.

Item 2.02	Results of Operations and Financial Condition.

No events to report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

No events to report.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

No events to report.

Item 2.05	Costs Associated with Exit or Disposal Activities.

No events to report.

Item 2.06	Material Impairments.

No events to report.

SECTION 3	SECURITIES AND TRADING MARKETS

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

No events to report.

Item 3.02	Unregistered Sales of Equity Securities.

Syntec Biofuel Inc. (“Syntec”) offered, by way of a private placement, 13,000,000 shares for and aggregate offering US three million dollars (US$3,000,000) (the “Offering”).  The Shares were offered at US $0.231 per share.  Each Share consisted of one common share in the capital stock of the Company (a "Share" or “Securities”).  The date of the Offering was October 1, 2007 and the proposed closing date was December 31, 2007.

The Offering was made in the State of Washington, under exemptions provided by Regulation S and Rule 506 of regulation D promulgated under the Securities Act and by Washington Administrative Code 46044A-300 and 460-44A-506.  Subscriptions were only accepted from persons who are "accredited investors" defined by Rule 501 (a) under the Securities Act and WAC 460-44A-501 or meet the conditions as defined by either Rule 506 under the Securities Act or Regulation S.

On the closing date the Offering was extended until the 30th of April, 2008.

The Offering had a minimum sale requirement of US$500,000 that had to be met before the Company could utilize the proceeds from subscriptions. The minimum sale requirement was achieved on October 24, 2008.

Syntec has established that a further $5,000,000 is required to fund a demonstration plant and decided to close the Offering as of February 28, 2008 and raise a further $6,800,000, at a higher price.

The following shares were unregistered sales:

Date Acquired	Number of Shares	Type of Shares	Exemption
Oct 17, 2007	432,900	Common	Rule 506 of Regulation D
Oct 24, 2007	4,437,229	Common	Rule 506 of Regulation D
January 28, 2008	5,000	Common	Rule 506 of Regulation D
February 27, 2008	173,160	Common	Regulation S
February 27, 2008	43,290	Common	Regulation S
Total	5,091,579

Item 3.03	Material Modification to Rights of Security Holders.

No events to report.

SECTION 4	MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01	Changes in Registrant’s Certifying Accountant.

No events to report.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

No events to report.

SECTION 5	CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01	Changes in Control of Registrant.

No events to report.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

No events to report.

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

No events to report.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

No events to report.

Item 5.06	Change in Shell Company Status.

No events to report.

SECTION 6	ASSET-BACKED SECURITIES

Item 6.01	ABS Informational and Computational Material.

No events to report.

Item 6.02	Change of Servicer or Trustee.

No events to report.

Item 6.03	Change in Credit Enhancement or Other External Support.

No events to report.

Item 6.04	Failure to Make a Required Distribution.

No events to report.

Item 6.05	Securities Act Updating Disclosure.

No events to report.

SECTION 7	REGULATION FD

Item 7.01	Regulation FD Disclosure.

No events to report.

SECTION 8	OTHER EVENTS

Item 8.01	Other Events.

No events to report.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTEC BIOFUEL INC.

/s/ Michael Jackson
Michael Jackson, President

February 28, 2008
Date